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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-32141 (Commission File Number)	98-0429991 (IRS Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 279-5700

Not applicable.
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On November 16, 2009, Assured Guaranty Ltd. issued a press release reporting its third quarter 2009 results. The press release is attached hereto as Exhibit 99.1, and is hereby incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
99.1	Assured Guaranty Ltd. Press release dated November 16, 2009 reporting third quarter 2009 results.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2009	ASSURED GUARANTY LTD.
/s/ ROBERT B. MILLS
	By:	Robert B. Mills Chief Financial Officer

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES